SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16

UNDER THE SECURITIES EXCHANGE ACT OF 1934

For the month of March 2020

Commission File Number: 001-38422

International General Insurance Holdings Ltd.

(Translation of Registrant’s name into English)

74 Abdel Hamid Sharaf Street, P.O. Box 941428, Amman 11194, Jordan

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒ Form 40-F ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1): ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): ☐

Indicate by check mark whether by furnishing the information contained in this Form, the registrant is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934. ☐

EXPLANATORY NOTE

On March 17, 2020, International General Insurance Holdings Ltd., a Bermuda exempted company (“IGI”), completed its previously announced business combination with Tiberius Acquisition Corporation (“Tiberius”).  A description of the transaction is included in the attached press release which was issued on the date hereof.

As a result of this business combination, IGI became the successor issuer to Tiberius for purposes of Rule 12g-3(a) under the Exchange Act.  Pursuant to Rule 12g-3(a) under the Exchange Act, IGI common shares and warrants, as common shares and warrants of the successor issuer, are deemed registered under Section 12(b) of the Exchange Act.  IGI hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.  The issuance of the IGI common shares and warrants was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form F-4 (File No. 333-235427) filed by IGI and declared effective by the SEC on February 20, 2020.  The description of the IGI common shares and warrants contained in the registration statement is incorporated by reference herein.

EXHIBIT

Exhibit Number	Exhibit Description

99.1	Press release dated March 17, 2020 – International General Insurance Holdings Ltd. and Tiberius Acquisition Corporation Announce Consummation of Business Combination

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GENERAL INSURANCE HOLDINGS LTD.

Date: March 17, 2020

	By:	/s/ Pervez Rizvi
		Name:	Pervez Rizvi
		Title:	Chief Financial Officer